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EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, being the Chief Executive Officer and Chief Financial Officer of Venoco, Inc., a Delaware corporation (the "Registrant"), hereby certify that the report on Form 10-K (the "Report") of the Registrant for the year ended December 31, 2006, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ TIMOTHY M. MARQUEZ
Timothy M. Marquez Chief Executive Officer and Chairman April 2, 2007

/s/ DAVID B. CHRISTOFFERSON
David B. Christofferson Chief Financial Officer April 2, 2007

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002